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                                     [LOGO]
                              SOURCE CAPITAL, INC.

                              THIRD QUARTER REPORT
                               September 30, 1997
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                             OFFICERS AND DIRECTORS

                                     [LOGO]

                              SOURCE CAPITAL, INC.

DIRECTORS

Wesley E. Bellwood
Julio J. de Puzo, Jr.
David Rees
Robert L. Rodriguez
Lawrence J. Sheehan
Charles W. Stanton
Kenneth L. Trefftzs

OFFICERS

Julio J. de Puzo, Jr., PRESIDENT
Eric S. Ende, SENIOR VICE PRESIDENT AND CHIEF
  INVESTMENT OFFICER
Robert L. Rodriguez, SENIOR VICE PRESIDENT
Steven R. Geist, VICE PRESIDENT
Janet M. Pitman, VICE PRESIDENT
Steven T. Romick, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT

ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(800) 279-1241 or (212) 613-7427

REGISTRAR

ChaseMellon Shareholder Services, L.L.C.
Ridgefield Park, New Jersey

STOCK EXCHANGE LISTING

New York Stock Exchange:
Symbols:  SOR Common Stock
          SOR+ Preferred Stock

                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

    The stock market continued to charge ahead during the Third Quarter, led by smaller market-cap companies. It was the second consecutive quarter of outperformance by the small stock indexes, and they have now largely caught up with the big stocks year-to-date.

  During the most recent quarter, Source Capital's total net assets increased to $441,137,978 from $413,458,918 at mid-year. Net asset value per Common Share increased to $52.97 at September 30, 1997 from $49.18 at June 30, 1997. This increase is after payment of a $1.00 cash distribution during the quarter.

INVESTMENT RESULTS

 In the most recent quarter, Source Capital's net asset value per share of Common Stock increased 9.8% while total net assets gained 8.8% with both comparisons reflecting reinvestment of dividends and distributions paid during the period. In comparison, the Russell 2500 Index increased 14.4% during the quarter, also on a reinvested basis.

  For the nine months ended September 30, 1997, the net asset value of Source Capital Common Stock increased by 24.0% including reinvestment of distributions paid during the period, while total net assets gained 21.5%. These increases compare with a total positive return of 27.2% on the Russell 2500 Index.

NET INVESTMENT INCOME

 Net investment income totaled $2,050,153 for the third quarter and $5,994,118 for the nine months, decreases of 17.0% and 14.7%, respectively, from the corresponding period of 1996. After providing for Preferred dividends, net investment income per Common Share amounted to $0.12 and $0.34 for the quarter and nine months, respectively, compared with the $0.18 and $0.48 earned in the corresponding periods of 1996.

DISTRIBUTIONS TO COMMON SHAREHOLDERS

 A regular quarterly distribution at the rate of $1.00 per share was paid on September 15, 1997 to shareholders of record on August 22, 1997. Source's 10% Distribution Policy, adopted in 1976, calls for payments to Common shareholders approximating 10% of the Common Stock's ongoing net asset value. Shareholders are reminded that these payments substantially exceed the Company's net investment income and thus represent a continuing payment of a portion of the Company's capital. As we repeatedly point out, maintenance of the current $4.00 Common distribution rate is dependent upon achieving investment results which will sustain a net asset value of approximately $40.00.

  On November 3, 1997, the Board of Directors of Source Capital declared a regular quarterly distribution at the rate of $1.00 per share and a special year-end distribution of $2.23 per share, payable December 15, 1997, to shareholders of record on November 21, 1997. The Internal Revenue Code requires a regulated investment company to distribute substantially all of its net investment income and net realized gains to shareholders of record on or before December 31 in order to avoid the imposition of a federal excise tax. The special year-end distribution of $2.23 per share was declared because the Company has realized substantial capital gains during 1997. Capital gains are the eventual result of successful investments. Changes in relative market valuations as well as changing prospects of individual companies have led us to sell certain holdings in 1997. We believe we have been able to replace these securities both by adding to existing investments at advantageous prices and by making selected new investments (primarily equity investments) offering potentially better long-term investment returns.

PREFERRED DIVIDENDS

 The regular Preferred dividend of $0.60 per share was paid on September 15, 1997 to shareholders of record on August 22, 1997. Asset coverage on the Preferred shares was 815% on September 30, 1997, compared with 763% at June 30, 1997 and 706% at year-end 1996. Net investment income provided Preferred dividend coverage of 174% in the third quarter and 169% for the nine months of the current year, compared with 209% and 198%, respectively, in the corresponding periods of 1996.

MARKET PRICE OF SOURCE CAPITAL SHARES

 After increasing from $45 1/2 to $47 in the first half of 1997, the market price of Source Capital Common Stock increased to $49 3/8 at September 30, 1997. This $2.375 increase in market price was less than the $3.79 gain in net asset value during the quarter. As a result, the market discount from net asset value increased to 6.8% at September 30, 1997 from 4.4% at mid-year. The market price of Source Capital Preferred Stock increased from $28 1/2 to $28 7/8 during the quarter.

COMMENTARY

 I would like to discuss two companies in Source Capital's portfolio which possess many of the business and financial characteristics we look for in our investments. Each earns high returns on capital, has a well-focused business strategy, is debt free, and has grown at a steady rate. The companies are not well known to the general public, both because of their size, and because their customers are mostly other businesses.

  POE & BROWN is a Florida-based insurance broker which operates three closely related businesses -- it is the largest insurance broker in Florida; it has a growing insurance brokerage business in selected markets outside of Florida; and it manages a national programs business, which provides property and casualty policies specifically designed to meet the needs of various professionals, of whom dentists and lawyers are the most significant.

  Although Poe & Brown is only a fraction of the size of the largest U.S. insurance brokers -- Marsh & McLennan and Aon Group are over twenty times as large -- its performance is second to none. Poe & Brown's revenue growth in recent years has averaged 10%, half from acquisitions and half internal, despite a continued "soft" insurance market -- one in which insurance premiums, and therefore broker commissions, have steadily declined. Poe & Brown is also much more efficient than other brokers, with pre-tax margins approaching 25%, compared with 12-15% for its best competitors.

  Much of Poe & Brown's extraordinary performance can be attributed to the leadership of CEO Hyatt Brown, who proudly refers to the "hunter-gatherer" culture he has fostered at the company. He has insisted on a high level of sales performance -- the average Poe & Brown broker earns $120,000 a year, and the best $200,000 - $300,000, amounts far in excess of typical industry levels. In addition, rigorous attention to cost control has produced SG&A expense levels 5-10 points lower than those of competitors.

  The result is high returns on capital, a well-stocked acquisition kitty, and steady gains in market share. Source first purchased Poe & Brown in May 1996, paying about $24 per share. Although the business progressed steadily, the stock moved sideways for a year until taking off five months ago. The current share price is in the low $40s.
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  The second company, LANDAUER, is the leader in personal dosimetry services --
the measurement of the amount of radiation, mostly from x-rays or radioactive materials, to which a person is exposed on the job. This is most often done by wearing a small rectangular badge containing a piece of photographic film which darkens when exposed to radiation. The badge is sent back to Landauer periodically, to determine if the radiation level has been excessive.
  The business is driven by government regulation, which has become stricter over time, meaning more business for Landauer, whose revenues have grown at about 7-8% annually. The business has significant economies of scale, as Landauer must manufacture, distribute, and analyze about one million badges each month, and requires sophisticated systems. As a result, barriers to entry are considerable, which, combined with Landauer's large market share and low cost structure, has permitted it to earn very high, sustainable returns for a long period of time.
  In addition, Landauer's business, once established, needs very little capital -- there are virtually no inventories and about half of sales are paid for in advance, like magazine subscriptions. As a result, Landauer pays out virtually all its earnings as dividends -- current yield is about 5% -- while financing its growth opportunities, and maintaining cash reserves equal to one-third of assets, an extremely high level.
  The table below illustrates some of the financial characteristics of Poe & Brown and Landauer as compared to the average S&P Index Company. The differences are impressive:

                           POE & BROWN       LANDAUER       S&P INDEX
                         ---------------  ---------------  -----------
Operating Margin               23%              43%            11%
Return on Equity               30%              45%            20%
Percent of Assets
  Equity                       40%              61%            26%
  Debt                         6%              --0--           31%
  Cash                         24%              33%            5%
Recent Price                   41               26             --
PE                             19x              19x            24x
Market Cap                $360 Million     $220 Million    $6 Billion

  We hope to keep Source's portfolio filled with companies the quality of Poe & Brown and Landauer -- which combine high returns on capital, reasonable growth prospects, strong competitive positions, and excellent balance sheets. Such a collection of superior businesses should provide shareholders with rewarding long-term returns at modest risk.
                                             Respectfully submitted,

                                                  [/S/ ERIC S. ENDE]
                                             Eric S. Ende
                                             Senior Vice President and
                                               Chief Investment Officer
                                             November 4, 1997
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                            MAJOR PORTFOLIO CHANGES
                        Quarter Ended September 30, 1997

                                                                  Shares or          Ownership at
                                                              Principal Amount    September 30, 1997
                                                              -----------------   -------------------
NET PURCHASES

  COMMON STOCKS
Denison International plc...................................       332,300 shs.          332,300 shs.
Manpower Inc................................................        50,400 shs.          208,500 shs.
Nucor Corporation...........................................        18,500 shs.          123,000 shs.

  PREFERRED STOCK
Crown America Realty Trust..................................        39,000 shs.           39,000 shs.

  CONVERTIBLE SECURITIES
NovaCare, Inc. -- 5 1/2% 2000...............................   $     1,250,000       $     5,250,000
Reptron Electronics, Inc. -- 6 3/4% 2004....................   $     4,285,000       $     4,285,000

  NON-CONVERTIBLE SECURITY
DLJ Mortgage Acceptance Corp. (Series 1997-E Class B) --
  7.5481% 2026..............................................   $     1,000,000       $     1,000,000

NET SALES

  COMMON STOCKS
Arbor Drugs, Inc............................................        20,300 shs.          358,600 shs.
Donaldson Company, Inc......................................        26,200 shs.          185,000 shs.
Expeditors International of Washington, Inc.................        48,200 shs.          151,300 shs.
Horace Mann Educators Corporation...........................        80,400 shs.                --0--
Leggett & Platt, Incorporated...............................        12,900 shs.          151,100 shs.
Progressive Corporation, The................................        27,100 shs.           40,800 shs.
Unifi, Inc..................................................       116,100 shs.                --0--

  NON-CONVERTIBLE SECURITY
Kidder Peabody Mortgage Assets (CMO)
  -- 8.45% 2018.............................................   $     1,226,500                 --0--

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                        COMPOSITION OF TOTAL NET ASSETS*
                               September 30, 1997

Investment securities (cost $299,774,311):
  Common stocks...................................................  $331,997,526
  Convertible securities..........................................    32,055,654
  Non-convertible securities......................................    44,663,569
                                                                    ------------
                                                                    $408,716,749

Cash, receivables, short-term corporate notes, less liabilities...    32,421,229
                                                                    ------------
Total Net Assets at September 30, 1997............................  $441,137,978
                                                                    ------------
                                                                    ------------
Assets applicable to Preferred Stock at a liquidation preference of $27.50 per share (asset coverage 815%).......................  $ 54,153,330
                                                                    ------------
                                                                    ------------
Net Assets applicable to Common Stock -- $52.97 per share.........  $386,984,648
                                                                    ------------
                                                                    ------------

                         SUMMARY FINANCIAL INFORMATION*

                                             For the Periods Ended September 30, 1997
                                     --------------------------------------------------------
                                             Nine Months                 Three Months
                                     ---------------------------  ---------------------------
                                         Total           Per          Total           Per
                                          Net          Common          Net          Common
                                         Assets         Share         Assets         Share
                                     --------------  -----------  --------------  -----------
Beginning of period................  $  382,146,427   $   45.35   $  413,458,918   $   49.18
Net realized gain on investments...      36,741,585        5.03        9,181,433        1.26
Increase in unrealized appreciation
  of investments...................      37,246,981        5.10       24,935,294        3.41
Income available to
  Common shareholders..............       2,449,536        0.34          868,625        0.12
Quarterly distributions to
  Common shareholders..............     (20,810,295)      (2.85)      (7,306,292)      (1.00)
Proceeds from shares issued for
  distributions reinvested by
  shareholders.....................       3,363,744          --               --          --
                                     --------------  -----------  --------------  -----------
Net changes during period..........  $   58,991,551   $    7.62   $   27,679,060   $    3.79
                                     --------------  -----------  --------------  -----------
End of period......................  $  441,137,978   $   52.97   $  441,137,978   $   52.97
                                     --------------  -----------  --------------  -----------
                                     --------------  -----------  --------------  -----------

                                               Sept. 30, 1997    June 30, 1997    Dec. 31, 1996
                                               ---------------   --------------   --------------
Common market price per share................          49 3/8            47               45 1/2
Common market premium (discount) to net asset
  value......................................      (6.8)%            (4.4)%             0.3%
Preferred asset coverage.....................         815 %             763 %            706 %
Preferred market price per share.............          28 7/8            28 1/2           28 5/8

* THE FINANCIAL INFORMATION INCLUDED IN THIS REPORT HAS BEEN TAKEN FROM THE RECORDS OF THE COMPANY WITHOUT EXAMINATION BY INDEPENDENT AUDITORS. SECURITIES ARE CARRIED AT MARKET VALUE.

SOURCE CAPITAL, INC.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

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